ARTHUR
                                    ANDERSEN


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this registration statement.


                                             /s/ Arthur Andersen LLP
                                             -------------------------------
                                             ARTHUR ANDERSEN LLP


Roseland, New Jersey
February 5, 1998